                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                  July, 1996
                            PAYMENT August 15, 1996
              6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                             CUSIP#              393534AA0
                                             Trust Account #     33-31829-0
                                             Distribution Date:  August 15, 1996

Securitized Net Interest Margin                                     Per $1,000
- -------------------------------
Certificates                                                         Original
- ------------                                                      --------------
1.   Amount Available                              8,099,952.90

Interest

2.   Aggregate Interest                            1,710,982.83       3.36807644

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest              1,710,982.83

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                                  6,388,970.07      12.57671274

7.   Remaining outstanding principal
     balance                                     291,173,261.25      573.1757111
     Pool Factor                                      .57317571

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                 473,938,523.09**

9.   Aggregate amount on deposit in
     reserve funds:
     (i)    attributable to the Residual
            Assets                                73,518,062.14
     (ii)   attributable to this
            securitization                        22,789,210.87

10.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                              15,935,522.96

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                  July, 1996
                            PAYMENT August 15, 1996
              6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2

                                           CUSIP#             393534AA0
                                           Trust Account #    33-31829-0
                                           Distribution Date:    August 15, 1996

     Securitized Net Interest Margin                                Per $1,000
     -------------------------------
     Certificates                                                    Original
     ------------                                                   -----------
     11.  Weighted average CPR                 14.28%

     12.  Weighted average CDR                  2.46%

     13.  Annualized net loss percentage        1.01%

     14.  Delinquency        30-59 day          0.93%
                             60-89 day          0.34%
                             90+ day            0.72%
                             Total 30+          1.99%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the presents value of projected remaining cashflows based on assumptions similar to those used in the previous period.

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                  July, 1996
                            PAYMENT August 15, 1996

                                           Fee Assets
                  ------------------------------------------------------------
                  Guarantee       GNMA        Excess      Inside        Fee Asset
                    Fees         Excess      Servicing     Refi           Total
                  ---------     --------     ---------   ---------      ----------
MaHCS 1987-A      23,417.19                   8,176.80      796.81       32,390.80
MaHCS 1987-B      63,318.50                  22,066.87   10,173.95       95,559.32
MLMI 1987B        35,289.55                   5,618.47    5,386.27       46,294.29
MLMI 1987C        47,105.86                   9,641.87    4,453.45       61,201.18
MLMI 1988E        58,197.66                   9,819.74   10,586.18       78,603.58
MLMI 1988H              .00                   9,405.67                    9,405.67
MLMI 1988Q              .00                  14,519.33                   14,519.33
MLMI 1988X              .00                  11,009.80                   11,009.80
MLMI 1989B              .00                   6,445.10                    6,445.10
MLMI 1989D              .00                  13,161.71                   13,161.71
MLMI 1989F        33,156.71                  18,731.16   17,468.04       69,355.91
MLMI 1989H        52,293.57                  16,200.95    7,294.56       75,789.08
MLMI 1990B        21,175.33                  10,885.38    4,187.03       36,247.74
MLMI 1990D              .00                        .00    9,706.25        9,706.25
MLMI 1990G        83,367.90                  18,743.60   10,822.23      112,933.73
MLMI 1990I              .00                        .00                         .00
MLMI 1991B              .00                        .00                         .00
MLMI 1991D              .00                  20,732.57                   20,732.57
MLMI 1991G              .00                  28,754.54                   28,754.54
MLMI 1991I              .00                  30,153.27                   30,153.27
MLMI 1992B              .00                 104,007.36                  104,007.36
MLMI 1992D              .00                  33,702.37                   33,702.37
GTFC 1992-1      345,878.60                  62,054.38   81,107.21      489,040.19
GTFC 1992-2      198,098.35                  75,125.63   51,472.00      324,695.98
GTFC 1993-1      307,501.37                  68,412.02   98,424.79      474,338.18
GTFC 1993-2      474,483.90                 131,331.04  108,275.54      714,090.48
GTFC 1993-3      943,405.20                 199,985.13  198,330.14    1,341,720.47
GTFC 1993-4             .00                 227,469.15                  227,469.15
               ------------   ----------   -----------  ----------   -------------
 Conventional  2,686,689.69          .00  1,156,153.91  618,484.45    4,461,328.05

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                  July, 1996
                            PAYMENT August 15, 1996



GNMA Servicing Fees     2,604,852.77                  238,390.44   2,843,243.21
FHA Payment              (925,695.47)                               (925,695.47)
Servicing                (453,396.64)                               (453,396.64)
Prepayment shortfalls     (85,914.42)                                (85,914.42)
Liquidation Losses       (136,893.37)                               (136,893.37)
                        -------------                 ----------   -------------
 GNMA                   1,002,952.87                  238,390.44   1,241,343.31

Total amount of Guarantee Fees, GNMA Excess Spread, Excess
  Servicing Fees, and Inside Refinance Payments                    5,702,671.36

Payment on Finance 1 Note                                          5,702,671.36

Allocable to Interest (current)                                      884,710.97

Allocable to accrued but unpaid Interest                                    .00

Accrued and unpaid Trustee Fees                                             .00

Allocable to Principal                                             4,817,960.39

Finance 1 Note Principal Balance                                 149,044,817.35

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                   July, 1996
                            PAYMENT August 15, 1996


                                            Inside
                              Residual       Refi         Total
                             ----------  ------------  ------------
MaHCS 1987-A                        .00                         .00
MaHCS 1987-B                        .00                         .00
MLMI 1987B                          .00                         .00
MLMI 1987C                          .00                         .00
MLMI 1988E                          .00                         .00
MLMI 1988H                    12,326.29      3,383.60     15,709.89
MLMI 1988Q                     4,462.71      7,672.79     12,135.50
MLMI 1988x                    21,822.01      5,136.15     26,958.16
MLMI 1989B                          .00      1,640.11      1,640.11
MLMI 1989D                     5,454.10      1,556.33      7,010.43
MLMI 1989F                          .00                         .00
MLMI 1989H                          .00                         .00
MLMI 1990B                          .00                         .00
MLMI 1990D                          .00                         .00
MLMI 1990G                          .00                         .00
MLMI 1990I                          .00     89,337.04     89,337.04
MLMI 1991B                          .00     70,510.28     70,510.28
MLMI 1991D                   113,340.01     25,550.12    138,890.13
MLMI 1991G                   127,651.55     57,211.47    184,863.02
MLMI 1991I                   122,692.94     84,912.69    207,605.63
MLMI 1992B                   513,767.15    280,918.22    794,685.37
MLMI 1992D                           .0     98,449.85     98,449.85
GTFC 1992-1                         .00                         .00
GTFC 1992-2                         .00                         .00
GTFC 1993-1                         .00                         .00
GTFC 1993-2                         .00                         .00
GTFC 1993-3                         .00                         .00
GTFC 1993-4                  578,423.15    171,062.98    749,486.13
                         --------------  ------------  ------------
                           1,499,939.91    897,341.63  2,397,281.54

Total Residual and Inside
 Refinance Payments                                    2,397,281.54
                                                       ------------